SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp. Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on June 11, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on June 11, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: June 11, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Cathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999-SL ABN AMRO Acct: 67-8161-40-7 0 Statement Date 06/11/01 Payment Date: 06/11/01 Prior Payment: 05/10/01 Record Date: 05/31/01 WAC: 8.65% WAMM: 75 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 31,963,812.00 63859CCP6 1000.000000000 120.759249496 A-2 75,459,076.00 75,459,076.00 63859CCQ4 1000.000000000 1000.000000000 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 85,328,198.00 63859CCU5 1000.000000000 1000.000000000 A-1V 325,206,513.00 205,623,847.88 63859CCV3 1000.000000000 632.286991989 B 47,139,539.00 47,139,539.00 63859CCW1 1000.000000000 1000.000000000 C 41,247,097.00 41,247,097.00 63859CCX9 1000.000000000 1000.000000000 D 38,300,876.00 38,300,876.00 63859CCY7 1000.000000000 1000.000000000 E 20,623,548.00 20,623,548.00 63859CCZ4 1000.000000000 1000.000000000 F 47,139,539.00 47,139,539.00 63859CDA8 1000.000000000 1000.000000000 G 17,677,331.00 17,677,331.00 63859CDB6 1000.000000000 1000.000000000 X 1,178,488,493.00N 861,533,911.73 63859CDC4 1000.000000000 731.049914231 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 826,179,256.88 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 9,534,356.90 0.00 0.00 63859CCP6 36.020790752 0.000000000 0.000000000 A-2 0.00 0.00 0.00 63859CCQ4 0.000000000 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 0.00 0.00 0.00 63859CCU5 0.000000000 0.000000000 0.000000000 A-1V 2,911,832.92 0.00 0.00 63859CCV3 8.953796445 0.000000000 0.000000000 B 0.00 0.00 0.00 63859CCW1 0.000000000 0.000000000 0.000000000 C 0.00 0.00 0.00 63859CCX9 0.000000000 0.000000000 0.000000000 D 0.00 0.00 0.00 63859CCY7 0.000000000 0.000000000 0.000000000 E 0.00 0.00 0.00 63859CCZ4 0.000000000 0.000000000 0.000000000 F 0.00 0.00 0.00 63859CDA8 0.000000000 0.000000000 0.000000000 G 0.00 0.00 0.00 63859CDB6 0.000000000 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 12,446,189.82 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 22,429,455.10 154,624.94 0.00 63859CCP6 84.738458745 0.584172867 0.000000000 A-2 75,459,076.00 383,332.11 0.00 63859CCQ4 1000.000000000 5.080000052 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 85,328,198.00 469,873.94 0.00 63859CCU5 1000.000000000 5.506666624 0.000000000 A-1V 202,712,014.96 801,661.70 0.00 63859CCV3 623.333195544 2.465085009 0.000000000 B 47,139,539.00 271,916.57 0.00 63859CCW1 1000.000000000 5.768333246 0.000000000 C 41,247,097.00 248,066.92 0.00 63859CCX9 1000.000000000 6.014166767 0.000000000 D 38,300,876.00 241,263.60 0.00 63859CCY7 1000.000000000 6.299166630 0.000000000 E 20,623,548.00 103,117.74 0.00 63859CCZ4 1000.000000000 5.000000000 0.000000000 F 47,139,539.00 255,339.17 0.00 63859CDA8 1000.000000000 5.416666676 0.000000000 G 17,677,331.00 95,752.21 0.00 63859CDB6 1000.000000000 5.416666690 0.000000000 X 849,087,721.92 1,802,735.06 0.00 63859CDC4 720.488767573 1.529701029 0.000000000 P 0.00 97,603.42 0.00 9ABSC468 0.000000000 0.082820851 0.000000000 813,733,067.06 6,122,163.95 0.00 Total P&I Paymen 18568353.77 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 4.53% 63859CCV3 4.36% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 31,963,812.00 None 1000.000000000 120.759249496 UA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 85,328,198.00 None 1000.000000000 1000.000000000 UA1V 325,206,513.00 205,623,847.89 None 1000.000000000 632.286992020 UB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 UD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 UE 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 UF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 UX1 1,178,488,493.00N 826,179,256.88 None 1000.000000000 701.049914180 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 9,534,356.90 0.00 0.00 None 36.020790752 0.000000000 0.000000000 UA2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA1V 2,911,832.92 0.00 0.00 None 8.953796445 0.000000000 0.000000000 UB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UE 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 22,429,455.10 154,624.94 0.00 None 84.738458745 0.584172867 0.000000000 UA2 75,459,076.00 383,332.11 0.00 None 1000.000000000 5.080000052 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 85,328,198.00 469,873.94 0.00 None 1000.000000000 5.506666624 0.000000000 UA1V 202,712,014.97 801,661.70 0.00 None 623.333195575 2.465085009 0.000000000 UB 47,139,539.00 271,916.57 0.00 None 1000.000000000 5.768333246 0.000000000 UC 41,247,097.00 248,066.92 0.00 None 1000.000000000 6.014166767 0.000000000 UD 38,300,876.00 241,263.60 0.00 None 1000.000000000 6.299166630 0.000000000 UE 20,623,548.00 103,117.74 0.00 None 1000.000000000 5.000000000 0.000000000 UF 47,139,539.00 255,339.17 0.00 None 1000.000000000 5.416666676 0.000000000 UG 17,677,331.00 95,752.21 0.00 None 1000.000000000 5.416666690 0.000000000 UX1 813,733,067.06 1,582,767.16 0.00 None 690.488767513 1.343048464 0.000000000 UX2 0.00 219,967.90 0.00 None 0.000000000 0.186652565 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 4.68% None 4.68% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.30% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 826,179,256.89 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 12,446,189.82 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 813,733,067.07 6,024,560.53 0.00 Total P&I Paymen18,470,750.35 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 31,963,812.00 None 1000.000000000 120.759249496 MA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 85,328,198.00 None 1000.000000000 1000.000000000 MA1V 325,206,513.00 205,623,847.88 None 1000.000000000 632.286991989 MB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 MD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 ME 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 MF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 MX 1,178,488,493.00N 826,179,256.88 None 1000.000000000 701.049914180 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 826,179,256.88 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 9,534,356.90 0.00 0.00 None 36.020790752 0.000000000 0.000000000 MA2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA1V 2,911,832.92 0.00 0.00 None 8.953796445 0.000000000 0.000000000 MB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 ME 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 12,446,189.82 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 22,429,455.10 154,624.94 -69,947.28 None 84.738458745 0.584172867 -0.264260753 MA2 75,459,076.00 383,332.10 -146,830.32 None 1000.000000000 5.079999919 -1.945827166 MA3 43,385,473.00 227,665.27 -77,153.56 None 1000.000000000 5.247500010 -1.778327045 MA4 101,223,518.00 561,284.41 -149,894.53 None 1000.000000000 5.545000027 -1.480827114 MA5 71,067,402.00 407,926.89 -91,380.39 None 1000.000000000 5.740000035 -1.285827080 MA6 85,328,198.00 469,873.95 -129,627.22 None 1000.000000000 5.506666741 -1.519160407 MA1V 202,712,014.96 801,661.69 -643,015.91 None 623.333195544 2.465084978 -1.977254096 MB 47,139,539.00 271,916.57 -59,277.68 None 1000.000000000 5.768333246 -1.257493842 MC 41,247,097.00 248,066.91 -41,728.06 None 1000.000000000 6.014166524 -1.011660530 MD 38,300,876.00 241,263.60 -27,831.73 None 1000.000000000 6.299166630 -0.726660403 ME 20,623,548.00 103,117.74 -41,779.74 None 1000.000000000 5.000000000 -2.025826982 MF 47,139,539.00 255,339.17 -75,855.08 None 1000.000000000 5.416666676 -1.609160412 MG 17,677,331.00 95,752.21 -28,445.66 None 1000.000000000 5.416666690 -1.609160342 MX 813,733,067.06 248,395.70 0.00 None 690.488767513 0.210774820 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 813,733,067.06 4,470,221.15 -1,582,767.16 Total P&I Paymen16,916,410.97 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 8.43% None 8.25% MA2 8.43% None 8.25% MA3 8.43% None 8.25% MA4 8.43% None 8.25% MA5 8.43% None 8.25% MA6 8.43% None 8.25% MA1V 8.43% None 8.25% MB 8.43% None 8.25% MC 8.43% None 8.25% MD 8.43% None 8.25% ME 8.43% None 8.25% MF 8.43% None 8.25% MG 8.43% None 8.25% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 844,303,233.12 None 1000.000000000 731.049913995 L2T2 11,784,885.00 8,268,184.50 None 1000.000000000 701.592293858 L2T3 11,784,885.00 8,962,493.97 None 1000.000000000 760.507545895 L2T1N 1,154,918,723.00N 844,303,233.12 None 1000.000000000 731.049913995 L2T2N 11,784,885.00N 8,268,184.50 None 1000.000000000 701.592293858 L2T3N 11,784,885.00N 8,962,493.97 None 1000.000000000 760.507545895 1,178,488,493.00 0.00 861,533,911.59 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 12,197,266.01 0.00 0.00 None 10.561146657 0.000000000 0.000000000 L2T2 124,472.18 0.00 0.00 None 10.562019061 0.000000000 0.000000000 L2T3 124,451.60 0.00 0.00 None 10.560272756 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 12,446,189.79 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 832,105,967.11 5,688,500.77 0.00 None 720.488767338 4.925455495 0.000000000 L2T2 8,143,712.32 42,065.83 -13,641.14 None 691.030274797 3.569473101 -1.157511507 L2T3 8,838,042.37 45,598.25 -14,786.64 None 749.947273138 3.869214676 -1.254712286 L2T1N 832,105,967.11 243,427.78 0.00 None 720.488767338 0.210774815 0.000000000 L2T2N 8,143,712.32 2,383.87 0.00 None 691.030274797 0.202281991 0.000000000 L2T3N 8,838,042.37 2,584.05 0.00 None 749.947273138 0.219268156 0.000000000 849,087,721.80 6,024,560.55 -28,427.78 Total P&I Paymen18,470,750.34 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 8.09% None 8.25% L2T2 8.09% None 8.25% L2T3 8.09% None 8.25% L2T1N 0.35% None 8.25% L2T2N 0.35% None 8.25% L2T3N 0.35% None 8.25% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 844,303,233.12 None 1000.000000000 731.049913995 L1T2 11,784,885.00 8,268,184.50 None 1000.000000000 701.592293858 L1T3 11,784,885.00 8,962,493.97 None 1000.000000000 760.507545895 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 861,533,911.59 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 12,197,266.01 0.00 0.00 None 10.561146657 0.000000000 0.000000000 L1T2 124,472.18 0.00 0.00 None 10.562019061 0.000000000 0.000000000 L1T3 124,451.62 0.00 0.00 None 10.560274453 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 12,446,189.81 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 832,105,967.11 5,931,928.54 0.00 None 720.488767338 5.136230301 0.000000000 L1T2 8,143,712.32 44,449.69 -13,641.14 None 691.030274797 3.771754243 -1.157511507 L1T3 8,838,042.35 48,182.29 -14,786.64 None 749.947271441 4.088481983 -1.254712286 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 849,087,721.78 6,024,560.52 -28,427.78 Total P&I Paymen18,470,750.33 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 8.43% None 8.25% L1T2 8.43% None 8.25% L1T3 8.43% None 8.25% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Other Related Information Interest Summary Current Scheduled Interest 6,213,342.62 Less Delinquent Interest -9,503.97 Less Deferred Interest 0.00 Plus Advance Interest 8,618.10 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -15,158.51 Less Total Fees Paid To Servicer -143,215.77 Less Misc. Fees & Expenses -12,882.07 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 97,603.42 Interest Due Trust 6,138,803.82 Less Trustee Fee -2,299.03 Less Fee Strips Paid by Trust -14,340.84 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 6,122,163.95 Pool Balance Summary Component Balance Count Beginning Pool 861,533,911.73 2105 Scheduled Principal Distribution 3,424,238.52 0 Unscheduled Principal Distribution 9,021,951.29 29 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 849,087,721.92 2076 Servicing Fee Summary Current Servicing Fees 143,215.77 Delinquent Servicing Fees 194.00 Servicing Fee Shortfall 292.74 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 143,702.51 PPIS Summary Gross PPIS 15,158.51 Gross PPIE 0.00 PPIS Covered by Excess Interest 15,158.51 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 3,407,562.22 Advanced Scheduled Principal 16,676.30 Scheduled Principal Distribution 3,424,238.52 Unscheduled Principal: 0.00 Curtailments 401,982.99 Prepayments in Full 8,531,739.23 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds 88,229.07 Unscheduled Principal Distribution 9,021,951.29 Remittance Principal 12,446,189.81 Servicer Wire Amount 18,568,353.76 The Available Distribution Amount for this Distribution Da 18,568,353.77 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 13,634.82 Aggregate Amount past the Grace Day Period: 12,534.03 Total Aggregate P& I Advances on delinquent loans: 26,168.84 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 26,168.84 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 861,533,911.73 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 849,087,721.92 immediately after such distribution date Ending Number of Loans: 2,076.00 Ending Aggregate Principal Balance: 849,087,721.92 Weighted Average Mortgage Rate of the Mortgage Pool: 8.43% Weighted Average remaining term to maturity: 74.83 Overcollateralization Amount for such Distribution Date: 35,354,654.86 Excess Cash Flow for such Distribution Date: 1,802,735.07 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 154,624.94 Class A-2 6.10% 6.10% 383,332.11 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 469,873.94 Class A-1V 4.53% 4.53% 801,661.70 Class B 6.92% 6.92% 271,916.57 Class C 7.22% 7.22% 248,066.92 Class D 7.56% 7.56% 241,263.60 Class E 6.00% 6.00% 103,117.74 Class F 6.50% 6.50% 255,339.17 Class G 6.50% 6.50% 95,752.21 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 154,624.94 0.00 0.00 Class A-2 383,332.11 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 469,873.94 0.00 0.00 Class A-1V 801,661.70 0.00 0.00 Class B 271,916.57 0.00 0.00 Class C 248,066.92 0.00 0.00 Class D 241,263.60 0.00 0.00 Class E 103,117.74 0.00 0.00 Class F 255,339.17 0.00 0.00 Class G 95,752.21 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 143,215.77 Master Servicer: 14,340.84 Special Servicer: 922.08 Total Amount of Servicing Fees: 158,478.69 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 2 1,206,954 0 01/00/00 0.085% 0.123% 0.000% 06/12/00 2 592,416 0 01/00/00 0.084% 0.060% 0.000% 05/10/00 2 735,631 0 01/00/00 0.083% 0.073% 0.000% 04/10/00 4 2,082,707 0 01/00/00 0.164% 0.205% 0.000% 03/10/00 1 54,103 0 01/00/00 0.040% 0.005% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payments. *** Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% 09/11/00 22 8,077,418 8.8696% 01/00/00 0.951% 0.844% 08/10/00 23 6,813,664 8.8408% 01/00/00 0.985% 0.703% 07/10/00 26 8,606,332 8.7923% 01/00/00 1.102% 0.878% 06/12/00 22 4,948,505 8.7752% 01/00/00 0.922% 0.498% 05/10/00 25 8,343,971 8.7589% 01/00/00 1.038% 0.832% 04/10/00 37 12,216,376 8.7489% 01/00/00 1.521% 1.203% 03/10/00 22 5,390,873 8.7155% 01/00/00 0.891% 0.522% Distribution Date Remit 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 09/11/00 8.6462% 01/00/00 08/10/00 8.6174% 01/00/00 07/10/00 8.5691% 01/00/00 06/12/00 8.5519% 01/00/00 05/10/00 8.5357% 01/00/00 04/10/00 8.5255% 01/00/00 03/10/00 8.4925% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 764,437 0 01/00/00 0.059% 0.105% 0.000% 06/12/00 1 487,652 0 01/00/00 0.058% 0.066% 0.000% 05/10/00 1 226,963 0 01/00/00 0.058% 0.030% 0.000% 04/10/00 3 1,877,376 0 01/00/00 0.171% 0.249% 0.000% 03/10/00 1 54,103 0 01/00/00 0.056% 0.007% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% 09/11/00 15 4,496,886 8.6882% 01/00/00 0.897% 0.629% 08/10/00 15 4,922,942 8.6917% 01/00/00 0.889% 0.681% 07/10/00 19 7,786,714 8.6907% 01/00/00 1.116% 1.065% 06/12/00 16 2,729,009 8.7045% 01/00/00 0.929% 0.368% 05/10/00 14 3,454,386 8.6999% 01/00/00 0.806% 0.462% 04/10/00 22 8,116,814 8.7135% 01/00/00 1.256% 1.075% 03/10/00 10 2,467,043 8.7012% 01/00/00 0.564% 0.322% Distribution Date Remit 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% 01/00/00 09/11/00 8.4648% 01/00/00 08/10/00 8.4683% 01/00/00 07/10/00 8.4675% 01/00/00 06/12/00 8.4812% 01/00/00 05/10/00 8.4767% 01/00/00 04/10/00 8.4901% 01/00/00 03/10/00 8.4783% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 442,517 0 01/00/00 0.152% 0.178% 0.000% 06/12/00 1 104,764 0 01/00/00 0.151% 0.042% 0.000% 05/10/00 1 508,668 0 01/00/00 0.149% 0.200% 0.000% 04/10/00 1 205,332 0 01/00/00 0.147% 0.079% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% 09/11/00 7 3,580,532 9.4026% 01/00/00 1.090% 1.485% 08/10/00 8 1,890,722 9.2785% 01/00/00 1.233% 0.768% 07/10/00 7 819,617 9.0929% 01/00/00 1.065% 0.329% 06/12/00 6 2,219,496 8.9831% 01/00/00 0.904% 0.884% 05/10/00 11 4,889,585 8.9300% 01/00/00 1.642% 1.923% 04/10/00 15 4,099,562 8.8512% 01/00/00 2.203% 1.575% 03/10/00 12 2,923,831 8.7564% 01/00/00 1.724% 1.101% Distribution Date Remit 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 09/11/00 9.1792% 01/00/00 08/10/00 9.0552% 01/00/00 07/10/00 8.8696% 01/00/00 06/12/00 8.7599% 01/00/00 05/10/00 8.7067% 01/00/00 04/10/00 8.6280% 01/00/00 03/10/00 8.5331% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 266 100,000.01to 200,000.00 338 200,000.01to 300,000.00 372 300,000.01to 400,000.00 295 400,000.01to 500,000.00 191 500,000.01to 600,000.00 134 600,000.01to 700,000.00 120 700,000.01to 800,000.00 90 800,000.01to 900,000.00 71 900,000.01to 1,000,000.00 67 1,000,000.01to 1,100,000.00 41 1,100,000.01to 1,200,000.00 28 1,200,000.01to 1,300,000.00 24 1,300,000.01to 1,400,000.00 26 1,400,000.01to 1,500,000.00 13 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 2076 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 15,003,775.62 1.77% 100,000.01to 200,000.00 50,925,336.75 6.00% 200,000.01to 300,000.00 92,002,938.38 10.84% 300,000.01to 400,000.00 103,667,219.79 12.21% 400,000.01to 500,000.00 86,267,419.01 10.16% 500,000.01to 600,000.00 73,270,686.88 8.63% 600,000.01to 700,000.00 77,761,152.11 9.16% 700,000.01to 800,000.00 67,352,138.58 7.93% 800,000.01to 900,000.00 60,337,996.55 7.11% 900,000.01to 1,000,000.00 63,384,239.62 7.46% 1,000,000.01to 1,100,000.00 43,113,147.08 5.08% 1,100,000.01to 1,200,000.00 32,207,392.84 3.79% 1,200,000.01to 1,300,000.00 29,919,189.65 3.52% 1,300,000.01to 1,400,000.00 35,308,435.88 4.16% 1,400,000.01to 1,500,000.00 18,566,653.18 2.19% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 849,087,721.92 100.00% Average Scheduled Balance is 403,367.09 Maximum Scheduled Balance is 1,460,821.60 Minimum Scheduled Balance is 0.34 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 4 2,691,141.32 7.00%to 7.25% 23 13,596,694.37 7.25%to 7.50% 38 20,563,471.84 7.50%to 7.75% 99 58,967,552.01 7.75%to 8.00% 183103,492,643.17 8.00%to 8.25% 220115,174,746.16 8.25%to 8.50% 262125,031,059.31 8.50%to 8.75% 222101,944,767.76 8.75%to 9.00% 239108,874,613.87 9.00%to 9.25% 134 51,452,798.27 9.25%to 9.50% 184 55,224,773.32 9.50%to 9.75% 153 33,029,367.35 9.75%to 10.00% 102 21,439,173.55 10.00%to 10.50% 108 17,453,568.13 10.50%& Above 105 20,151,351.49 Total 2076849,087,721.92 Current Mortgage Based on Interest Rate Balance 7.00%or less 0.32% 7.00%to 7.25% 1.60% 7.25%to 7.50% 2.42% 7.50%to 7.75% 6.94% 7.75%to 8.00% 12.19% 8.00%to 8.25% 13.56% 8.25%to 8.50% 14.73% 8.50%to 8.75% 12.01% 8.75%to 9.00% 12.82% 9.00%to 9.25% 6.06% 9.25%to 9.50% 6.50% 9.50%to 9.75% 3.89% 9.75%to 10.00% 2.52% 10.00%to 10.50% 2.06% 10.50%& Above 2.37% Total 100.00% W/Avg Mortgage Interest Rate is 8.64990% Minimum Mortgage Interest Rate is 6.87500% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 649280,890,440.63 33.08% Office 567210,769,305.26 24.82% Retail 310121,259,066.91 14.28% Multifamily 275117,332,443.06 13.82% Mixed Use 169 72,458,622.05 8.53% Other 66 19,840,710.99 2.34% Mobile Home 15 13,010,064.30 1.53% Self Storage 15 8,832,159.75 1.04% Lodging 7 4,584,527.04 0.54% Health Care 3 110,381.93 0.01% Total 2076849,087,721.92 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1361542,248,767.24 63.86% Washington 348150,234,138.75 17.69% Oregon 125 49,994,710.38 5.89% Nevada 112 48,050,119.42 5.66% Arizona 66 26,992,535.94 3.18% Texas 33 14,258,931.67 1.68% Idaho 22 11,333,765.62 1.33% Alaska 4 2,336,912.80 0.28% Illinois 3 1,478,205.10 0.17% Minnesota 1 1,231,300.84 0.15% Utah 1 928,334.16 0.11% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 2076849,087,721.92 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 19 6,975,989.12 0.82% 1+ to 2 years 1160549,038,116.28 64.66% 2+ to 3 years 417190,297,633.24 22.41% 3+ to 4 years 95 31,362,180.81 3.69% 4+ to 5 years 35 10,055,484.87 1.18% 5+ to 6 years 138 34,500,384.08 4.06% 6+ to 7 years 13 2,917,939.45 0.34% 7+ to 8 years 5 1,464,618.94 0.17% 8+ to 9 years 80 9,405,625.88 1.11% 9+ to 10 years 101 11,529,933.24 1.36% 10 years or more 13 1,539,816.01 0.18% Total 2076849,087,721.92 100.00% Weighted Avera 541.63% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 843265,379,192.32 31.25% Amortizing Balloo 1233583,708,529.60 68.75% Total 2076849,087,721.92 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 241 28,603,831.87 3.37% 61 to 120 months 211 74,445,599.72 8.77% 121 to 180 months 391162,329,760.73 19.12% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 843265,379,192.32 31.25% Weighted Avera 115 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 122 46,515,440.22 5.48% 13 to 24 months 118 42,231,629.02 4.97% 25 to 36 months 111 41,692,541.35 4.91% 37 to 48 months 120 53,615,504.50 6.31% 49 to 60 months 224114,086,461.75 13.44% 61 to 120 months 531281,830,680.02 33.19% 121 to 180 months 7 3,736,272.74 0.44% 181 to 240 months 0 0.00 0.00% Total 1233583,708,529.60 68.75% Weighted Avera 56 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 392 0.01%to 11.50% 26 11.51%to 12.00% 8 12.01%to 12.50% 3 12.51%to 13.00% 6 13.01%to 13.50% 9 13.51%to 14.00% 7 14.01%to 14.50% 19 14.51%to 15.00% 8 15.01%to 15.50% 33 15.51%to 16.00% 28 16.01%to 16.50% 8 16.51%to 17.00% 9 17.01%& 99.00% 3 Fixed Rate Mortgage 1517 Total 2076 Scheduled Maximum Rates Balance 0.00%to 0.00% 156,389,948.16 0.01%to 11.50% 9,134,995.88 11.51%to 12.00% 1,374,339.36 12.01%to 12.50% 1,352,828.20 12.51%to 13.00% 2,219,931.41 13.01%to 13.50% 2,671,465.89 13.51%to 14.00% 1,509,841.75 14.01%to 14.50% 3,520,923.09 14.51%to 15.00% 2,400,138.71 15.01%to 15.50% 10,046,552.16 15.51%to 16.00% 8,551,507.57 16.01%to 16.50% 1,754,396.22 16.51%to 17.00% 1,217,254.63 17.01%& 99.00% 567,891.93 Fixed Rate Mortgage 646,375,706.96 Total 849,087,721.92 Weighted Average for Mtge with a Maximum Ra 14.11% Based on Maximum Rates Balance 0.00%to 0.00% 18.42% 0.01%to 11.50% 1.08% 11.51%to 12.00% 0.16% 12.01%to 12.50% 0.16% 12.51%to 13.00% 0.26% 13.01%to 13.50% 0.31% 13.51%to 14.00% 0.18% 14.01%to 14.50% 0.41% 14.51%to 15.00% 0.28% 15.01%to 15.50% 1.18% 15.51%to 16.00% 1.01% 16.01%to 16.50% 0.21% 16.51%to 17.00% 0.14% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 76.13% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 261 96,912,086.10 11.41% 6 Month LIBOR 177 72,903,209.13 8.59% WSJ Prime Rate 111 25,274,806.15 2.98% 3 Month LIBOR 5 4,984,479.33 0.59% 1 Month LIBOR 3 2,243,889.79 0.26% 1 Year CMT 1 300,550.60 0.04% WSJ Prime Rate 1 92,993.86 0.01% Fixed Rate Mortga 1517646,375,706.96 76.13% Total 2076849,087,721.92 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 3 2,243,889.79 0.26% Three Month 5 4,984,479.33 0.59% Six Month 549195,090,101.38 22.98% One Year 2 393,544.46 0.05% Fixed Rate Mortga 1517646,375,706.96 76.13% Total 2076849,087,721.92 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 3 2,243,889.79 0.26% Three Month 5 4,984,479.33 0.59% Six Month 549195,090,101.38 22.98% One Year 2 393,544.46 0.05% Fixed Rate Mortga 1517646,375,706.96 76.13% Total 2076849,087,721.92 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 485 0.01%to 4.00% 1 4.01%to 4.50% 15 4.51%to 4.75% 4 4.76%to 5.00% 1 5.01%to 5.25% 21 5.26%to 5.50% 3 5.51%to 5.75% 12 5.76%to 6.00% 4 6.01%to 6.25% 3 6.26%to 6.50% 1 6.51%to 7.00% 3 7.01%to 7.50% 4 7.51%& 99.00% 2 Fixed Rate Mortgage 1517 Total 2076 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 186,566,061.85 21.97% 0.01%to 4.00% 22,043.47 0.00% 4.01%to 4.50% 2,794,425.03 0.33% 4.51%to 4.75% 532,482.44 0.06% 4.76%to 5.00% 265,264.37 0.03% 5.01%to 5.25% 4,546,722.94 0.54% 5.26%to 5.50% 360,825.95 0.04% 5.51%to 5.75% 2,180,385.85 0.26% 5.76%to 6.00% 1,393,670.63 0.16% 6.01%to 6.25% 755,765.60 0.09% 6.26%to 6.50% 216,210.66 0.03% 6.51%to 7.00% 770,090.95 0.09% 7.01%to 7.50% 1,050,328.41 0.12% 7.51%& 99.00% 1,257,736.81 0.15% Fixed Rate Mortgage 646,375,706.96 76.13% Total 849,087,721.92 100.00% Weighted Averag 0.4539% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 302126,820,841.65 2.51%to 3.00% 179 62,546,166.32 3.01%to 3.25% 25 5,589,904.15 3.26%to 3.50% 35 5,771,051.89 3.51%to 3.75% 6 1,023,756.61 3.76%to 4.00% 7 705,461.32 4.01%to 4.25% 1 74,222.55 4.26%to 4.50% 1 47,724.01 0.00%& Above 1 78,612.55 Fixed Rate Mortgage 1519646,429,980.87 Total 2076849,087,721.92 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 14.94% 2.51%to 3.00% 7.37% 3.01%to 3.25% 0.66% 3.26%to 3.50% 0.68% 3.51%to 3.75% 0.12% 3.76%to 4.00% 0.08% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 76.13% Total 100.00% Weighted Average for Mtge with a Margin is 2.406% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000001795004 0.00 9.13% 03/01/01 000000002007201 1,326,011.14 8.50% 03/01/01 000000003064656 216,433.97 7.88% 10/01/08 000000002041325 497,259.01 10.00% 08/01/06 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000001795004 Multifamily 0 0 000000002007201 Office 0 0 000000003064656 Office 0 0 000000002041325 Mixed Use 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01the maturity date has been extended to 5/1/06. The interest rate has changed from 8.125% to 7.125% effective 5/1/01, the monthly P&I payment amount has 01/00/00 changed to $9839.13 beginning June 1, 2001. 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include outstanding P&I * advances and unpaid servicing fees, unpaid trustee fees, etc..